UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 16, 2007

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                            INKSURE TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    0-24431                   84-1417774
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                        1770 N.W. 64TH STREET. SUITE 350
                            FORT LAUDERDALE, FL 33309
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 772-8507

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

     (a) On February 16, 2007, Mr. Michael Acks resigned, effective as of such date, as a member of the board of directors (the "Board") of InkSure Technologies, Inc. (the "Company") because of time constraints resulting from other business commitments. Mr. Acks was also a member of the audit committee of the Company's Board.

     (d) Effective as of February 16, 2007, Mr. Randy F. Rock was appointed as a director of the Company, filling the vacancy created by Mr. Acks' resignation from the Board, and will hold the seat until the Company's next annual meeting of stockholders can be held and until his successor is duly elected and qualified. It is expected that Mr. Rock will be a member of the compensation committee of the Company's Board.

     Mr. Rock's compensation is intended to be similar to other non-employee directors of the Company, as described in the Company's proxy statement filed with the SEC on May 1, 2006.

     Except as disclosed in this Current Report on Form 8-K, there are no arrangements or understandings between Mr. Rock and any other person pursuant to which Mr. Rock was selected as a director. There are no transactions to which the Company is a party and in which Mr. Rock had a material interest that are required to be disclosed under Item 404(a) and (b) of Regulation S-B. Mr. Rock has not previously held any positions with the Company. Mr. Rock has no family relations with any directors or executive officers of the Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INKSURE TECHNOLOGIES, INC.
                                            (Registrant)

Dated: FEBRUARY 21, 2006

                                            By: /s/ Elie Housman
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                                            Elie Housman
                                            Chairman and Chief Executive Officer